UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material Pursuant to §240.14a-12

AEROVIRONMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AeroVironment, Inc.

241 18th Street South, Suite 415,

Arlington, VA 22202

September 6, 2022

SUPPLEMENT TO PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, SEPTEMBER 23, 2022.

This proxy statement supplement, dated September 6, 2022 (this “Supplement”), supplements the definitive proxy statement on Schedule 14A of AeroVironment, Inc. (the “Company”), dated August 8, 2022 (the “Proxy Statement”), for the Company’s Annual Meeting of Stockholders to be held on September 23, 2022 (the “Annual Meeting”). Capitalized terms used in this Supplement and not otherwise defined herein have the meanings given to them in the Proxy Statement.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT. EXCEPT AS SPECIFICALLY SUPPLEMENTED BY THE INFORMATION CONTAINED HEREIN, THIS SUPPLEMENT DOES NOT MODIFY ANY OTHER INFORMATION SET FORTH IN THE PROXY STATEMENT.

After preparation of the Proxy Statement, the Company became aware of certain immaterial errors in the aggregate issued and outstanding shares beneficially owned by its named executive officers (“named executives”) (Wahid Nawabi, Kevin McDonnell and Melissa Brown), on certain of each named executives’ respective Form 4s. The Company is filing this Supplement to correct such errors as reflected in certain beneficial ownership information included in the Proxy Statement.

Updates to Named Executive Beneficial Ownership Information

On May 9, 2022, amendments to Form 4 (“Form 4/A”) were filed for each of Mr. Nawabi, Mr. McDonnell and Ms. Brown to correct the number of shares granted pursuant to restricted stock awards on July 2, 2021, which were inadvertently underreported at the time of grant. However, each such Form 4/A did not further amend the aggregate holdings resulting from interim transactions and Form 4 filings for each reporting person prior to the amendment date and subsequent Form 4 filings carried forward this error when reporting the results of additional transactions. On September 6, 2022, Form 4/As were filed for each of the named executives correcting the aggregate beneficial ownership on a transaction by transaction basis for the period from July 2, 2021 through such date. For Mr. Nawabi, the Form 4/A filed September 6, 2022, also corrects an inadvertent calculation error originating on his Form 4 dated July 1, 2022, which resulted in a further overstatement of Mr. Nawabi’s share holdings, which was carried forward in subsequent filings. The Form 4/As filed by Mr. Nawabi, Mr. McDonnell and Ms. Brown on September 6, 2022 are available for review at www.sec.gov.

This Supplement further corrects and restates the tabular disclosure under “Ownership of Equity Securities of the Company” in the Proxy Statement (in the section entitled “Share Ownership”) to accurately reflect such named executives’ correct share holdings. Though the only changes are to the amounts reported for the named executives and related footnotes, the table and footnotes are provided here in full for ease of reference. The information presented in this table is based on 24,990,590 shares of our common stock outstanding on August 2, 2022. Except as set forth in the footnotes below, the address of each beneficial owner listed on the table is c/o AeroVironment, Inc., 241 18th Street South, Suite 415, Arlington, VA 22202.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
5% Stockholders
BlackRock, Inc.[1]	3,668,034	14.7%
The Vanguard Group[2]	2,489,062	10.0%
American Capital Management, Inc.[3]	1,515,438	6.1%
Named Executive Officers, Directors and Director Nominees:
Wahid Nawabi[4]	134,628	*
Kevin McDonnell[11]	13,017	*
Ken Karklin[5]	17,241	*
Melissa Brown[12]	11,469	*
Alison Roelke[6]	2,911	*
Charles Thomas Burbage[7]	54,926	*
Charles R. Holland[8]	56,998	*
Cindy K. Lewis	3,431	*
Catharine Merigold	22,278	*
Edward R. Muller[9]	55,736	*
Stephen F. Page[10]	54,926	*
Current Directors and Executive Officers as a Group (9 persons)	407,409	1.6%

*	Less than 1%.

1.	Based solely on a Schedule 13G/A filed by BlackRock, Inc. on February 7, 2022 with the SEC reporting beneficial ownership as of December 31, 2021. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

2.	Based solely on a Schedule 13G/A filed by The Vanguard Group on February 9, 2022 with the SEC reporting beneficial ownership as of December 31, 2021. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

3.	Based solely on a Schedule 13G/A filed by American Capital Management, Inc. on February 14, 2022 with the SEC reporting beneficial ownership as of December 31, 2020. The address of American Capital Management, Inc. is 575 Lexington Avenue, 30th Floor, New York, NY 10022.

4.	Includes 96,164 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 2, 2022. Reflects corrected share holdings as calculated and set forth on Form 4/A dated September 6, 2022.

5.	Mr. Karklin’s employment with the company ended effective April 22,2022. Shares of the company's common stock owned by Mr. Karklin were calculated based on the company's records as of his separation date. No further ownership information was available to the company after Mr. Karklin ceased being a Section 16 reporting person. His shares are not included in the Group total above.

6.	Ms. Roelke’s employment with the company ended effective May 12,2022. Shares of the company's common stock owned by Ms. Roelke were calculated based on the company's records as of her separation date. No further ownership information was available to the company after Ms. Roelke ceased being a Section 16 reporting person. Her shares are not included in the Group total above

7.	Includes 25,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 2, 2022.

8.	Mr. Holland is retiring from the board and not standing for re-election at the 2022 annual meeting.

9.	Includes 27,007 shares held by the Edward R. Muller and Patricia E. Bauer 1991 Family Trust, of which Mr. Muller is one of the two trustees and with respect to which he shares investment authority with the other trustee, and 810 shares held by the Edward R. Muller IRA. Includes 25,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 2, 2022.

10.	Includes 5,000 shares held by the Stephen F. Page Living Trust, of which Mr. Page is the trustee, and 20,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 2, 2022.

11.	Reflects corrected share holdings as calculated and set forth on Form 4/A dated September 6, 2022.

12.	Reflects corrected share holdings as calculated and set forth on Form 4/A dated September 6, 2022.

Impact on Voting at the Annual Meeting

Please note that the information supplemented herein does not adjust or change any proposal presented in the Proxy Statement. The proxy card provided with the Proxy Statement has not changed and may still be used to vote your shares in connection with the Annual Meeting. If you have already returned your proxy card or voting instruction form, you do not need to take any action unless you wish to change your vote. Information on how to vote your shares, or change or revoke your prior vote or voting instruction, is available in the Proxy Statement.